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                                                                     EXHIBIT 21

                        Sunrise Assisted Living, Inc.
                             List of Subsidiaries

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                                                       Direct or Indirect                   Jurisdiction
Subsidiaries                                                Ownership                     of Incorporation
------------------                                    ----------------------            ---------------------
Sunrise Assisted Living Management, Inc.                       100%                        Virginia
Sunrise Development, Inc.                                      100%                        Virginia
Sunrise Assisted Living Investments, Inc.                      100%                        Virginia
Sunrise Assisted Living Limited Partnership                    100%                        Virginia
Martha Child, Inc.                                             100%                        Virginia
Sunrise Partners, L. P.                                        100%                        Virginia
Sunrise at Gardner Park Limited Partnership                     50%                        Massachusetts
Sunrise of Raleigh, LLC                                        100%                        North Carolina
Sunrise Village House, LLC                                     100%                        Maryland
Sunrise Assisted Living Limited Partnership II                 100%                        Virginia
Sunrise Assisted Living Limited Partnership III                100%                        Pennsylvania
Sunrise Assisted Living Limited Partnership VII                100%                        Maryland
Sunrise Assisted Living Limited Partnership VIII               100%                        California
Independence Home Care Agency, Inc.                            100%                        Washington
Sunrise Homes of Towson Limited Partnership                    100%                        Maryland
Sunrise East Assisted Living  Limited Partnership              100%                        Virginia
Sunrise of Alexandria Assisted Living, L.P.                    100%                        Virginia
Sunrise Huntcliff Assisted Living Limited
       Partnership                                             100%                        Georgia
Sunrise Augusta Assisted Living Limited Partnership            100%                        Georgia
Sunrise Columbus Assisted Living Limited Partnership           100%                        Georgia
Sunrise Greenville Assisted Living Limited
       Partnership                                             100%                        South Carolina
Sunrise Northshore Assisted Living Limited
       Partnership                                             100%                        Florida
NAH/ Sunrise Severna Park, LLC                                  50%                        Maryland
Sunrise Napa Assisted Living Limited Partnership               100%                        California
Sunrise West Assisted Living Limited Partnership               100%                        California
Sunrise Sterling Canyon Assisted Living Limited
       Partnership                                             100%                        California
Sunrise Ivey Ridge Assisted Living Limited
       Partnership                                             100%                        Georgia
Sunrise East Cobb Assisted Living Limited
       Partnership                                             100%                        Georgia
Sunrise Pinehurst Assisted Living Limited
       Partnership                                             100%                        Colorado
Sunrise Holly Assisted Living Limited
       Partnership                                             100%                        Colorado
Sunrise Oakland Assisted Living Limited
       Partnership                                             100%                        California
Sunrise Scotch Plains Assisted Living, L.P.                    100%                        New Jersey
Sunrise Chanate Assisted Living, L.P.                          100%                        California
Sunrise Dunwoody Assisted Living, L.P.                         100%                        Georgia
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
Sunrise Weston Assisted Living, L.P.                           100%                        Massachusetts
AL Investments, L.L.C.                                          9%                         Virginia
Sunrise Arlington Heights Assisted Living                      100%                        Illinois
          Limited Partnership
Sunrise SEAL, L.L.C.                                           100%                        Virginia
Sunrise Riverside Assisted Living,  L.P.                       100%                        California
Sunrise TFE Acquisitions,  L.L.C.                              100%                        Virginia
Sunrise Midwest Mortgage, L.L.C.                               100%                        Virginia
Sunrise Midwest Leasing, L.L.C.                                100%                        Virginia
ADG on Sheepshead Bay, LLC                                      70%                        New York
Sunrise Hermosa Beach Assisted Living, L.L.C.                  100%                        California
Sunrise Buffalo Grove Assisted Living, L.L.C.                  100%                        Illinois
AL II Investments, L.L.C.                                       9%                         Virginia
Sunrise Assisted Living Limited                                100%                        United Kingdom
Sunrise Assisted Living Holdings (Jersey) Limited              14.5%                       States of Jersey,
                                                                                           Channel Islands
AL III Investments, L.L.C.                                      9%                         Virginia
AL IV Investments, L.L.C.                                       9%                         Virginia
Atlantic-Sunrise, L.L.C.                                        70%                        New York
Sunrise Mission Viejo Assisted Living, L.L.C.                  100%                        Virginia
Sunrise Baton Rouge Assisted Living, L.L.C.                    100%                        Louisiana
Sunrise Beverly Hills Assisted Living, L.L.C.                  100%                        Virginia
Sunrise Connecticut Avenue Assisted Living, L.L.C              100%                        Washington, D.C.
Sunrise Edina Assisted Living, L.L.C.                          100%                        Minnesota
Sunrise Fall Creek Assisted Living, L.L.C.                     100%                        Indiana
Sunrise Farmington Hills Assisted Living, L.L.C.               100%                        Michigan
Sunrise Fort Wayne Assisted Living, L.L.C.                     100%                        Indiana
Sunrise New Orleans Assisted Living, L.L.C.                    100%                        Louisiana
Sunrise Pacific Beach Assisted Living, L.L.C.                  100%                        Virginia
Sunrise Parma Assisted Living, L.L.C.                          100%                        Ohio
Sunrise Hamilton Assisted Living, L.L.C.                       100%                        Ohio
Sunrise Shaker Heights Assisted Living, L.L.C.                 100%                        Ohio
Sunrise Rancho Cucamonga Assisted Living, L.L.C.               100%                        Virginia
Sunrise Westminster Assisted Living, L.L.C.                    100%                        Colorado
Sunrise Willow Lake Assisted Living, L.L.C.                    100%                        Indiana
Sunrise Abington Assisted Living, L.L.C.                       100%                        Pennsylvania
Sunrise Granite Run Assisted Living, L.L.C.                    100%                        Pennsylvania
Sunrise Old Tappan Assisted Living, L.L.C.                     100%                        New Jersey
Sunrise Haverford Assisted Living, L.L.C.                      100%                        Pennsylvania
Sunrise West Field Assisted Living, L.L.C.                     100%                        New Jersey
Sunrise Morris Plains Assisted Living, L.L.C.                  100%                        New Jersey
Sunrise Springfield Assisted Living, L.L.C.                    100%                        Virginia
Sunrise Wayne Assisted Living, L. L.C.                         100%                        New Jersey
Sunrise Claremont Assisted Living, L.P.                        100%                        California
Sunrise Chesterfield Assisted Living, L.L.C.                   100%                        Missouri
AL V Investments, L.L.C.                                        9%                         Virginia
Sunrise Basking Ridge Assisted Living, L.L.C.                  100%                        New Jersey
Sunrise Arlington, MA Assisted Living, L.L.C.                  100%                        Massachusetts
Sunrise West Hartford Assisted Living, L.L.C.                  100%                        Connecticut
Sunrise Pacific Palisades Assisted Living, L.P.                100%                        California
Sunrise Eastover Assisted Living, L.L.C.                       100%                        North Carolina
Sunrise Poland Assisted Living, L.L.C.                         100%                        Ohio
Sunrise Troy Assisted Living, L.L.C.                           100%                        Michigan
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
Sunrise Aurora Assisted Living, L.L.C.                         100%                        Colorado
Sunrise Dix Hills Assisted Living, L.L.C.                      100%                        New York
Dignity Home Care, Inc.                                        100%                        New York
Sunrise North Assisted Living Ltd.                             100%                        New Brunswick
Sunrise of Park Ridge, L.L.C.                                  100%                        Illinois
Sunrise of McLean, L.L.C.                                       40%                        Virginia
Metropolitan Senior Housing, L.L.C.                             25%                        Delaware
Kensington Cottages Corporation of America, Inc.               100%                        Illinois
Karrington Operating Company, Inc.                             100%                        Illinois
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